NON-COMPETITION AND NON-RECRUITMENT AGREEMENT


     This Agreement is made as of the 15th day of April, 1998 by and between Iomega Corporation, a Delaware corporation (hereinafter referred to collectively with its subsidiaries as the "Company"), and Kim B. Edwards ("Edwards").

     For good and valuable consideration, including without limitation, the mutual covenants and agreements of the parties pursuant to that certain Severance Agreement and General Release dated of even date herewith (the "Severance Agreement") and the payments made or to be made by the Company to Edwards pursuant to the Severance Agreement and this Agreement, Edwards and the Company agree as follows:

     1. Non-Competition and Non-Recruitment. Until the earlier of (i) April 14, 2003 and (ii) the date upon which Edwards pays in full all amounts owed to the Company pursuant to the Secured Promissory Note of even date herewith (the "Secured Promissory Note"), Edwards will not directly or indirectly, anywhere in the world:

     (a) Engage in any business or enterprise (whether as owner, partner, officer, director, employee, consultant, investor, lender or otherwise, except as the holder of not more than 1% of the outstanding stock of a publicly-held company) that (i) develops, (ii) manufactures and sells, and/or (iii) sells as a significant part of its business, any removable media storage product that competes with any of the Specified Company Products (which term shall have the meaning previously agreed to by the parties); or

     (b) Either alone or in association with others (i) solicit any employee of the Company to leave the employ of the Company or (ii) hire, or permit any organization directly or indirectly controlled by Edwards to hire, any person who is at the time employed by the Company or who was employed by the Company at any time during the term of Edwards' employment with the Company or at any time during the term of this Agreement; provided, that clause (ii) shall not apply to any individual whose employment with the Company has been terminated for a period of twelve months or longer.


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                                       -2-

     2. Payments. As additional consideration for the covenants of Edwards set forth in Section 1, the Company shall make the payments set forth on Schedule I hereto; provided, however, that the Company's obligation to make such payments shall terminate in the event Employee breaches his obligations under this Agreement and; provided, further, that the Company shall not be obligated to make any such payments after the date upon which Edwards pays in full all amounts owed to the Company pursuant to the Secured Promissory Note and; provided, further, that in the event Edwards prepays in full all amounts owed under the Secured Promissory Note on any date other than April 15, then the Company shall make a pro-rata payment to Edwards equal to the interest accrued under the Secured Promissory Note for the period from the preceding April 15 until the date of such prepayment.

     3. Miscellaneous.

     (a) Acknowledgment. The Company and Edwards acknowledge that this Agreement is being entered into in connection with the Severance Agreement, pursuant to which Edwards will receive significant benefits, and that the execution of this Agreement is a condition and inducement to the Company entering into the Severance Agreement.

     (b) Interpretation. If any restriction set forth in Section 1 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

     (c) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (d) Waiver of Rights. No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.



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                                       -3-

     (e) Equitable Remedies. The restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and are considered by Edwards to be reasonable for such purpose. Edwards agrees that any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, Edwards agrees that the Company, in addition to such other remedies which may be available, shall be entitled to specific performance and other injunctive relief.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah. Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the State of Utah (or, if appropriate, a federal court located within the State of Utah), and the Company and Edwards each consents to the jurisdiction of such a court.

     EDWARDS ACKNOWLEDGES THAT HE HAS CAREFULLY READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN THIS AGREEMENT.

                                                        IOMEGA CORPORATION


Date:  April 15, 1998                           By: /s/ David J. Dunn
                                                        Chairman of the Board


                                                        EMPLOYEE:

Date:  April 15, 1998                               /s/ Kim B. Edwards
                                                        Kim B. Edwards











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                                       -4-


                                   SCHEDULE I

------------------------------------------- ------------------------------------

Date                                   Payment Amount
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

April 14, 1999                         An amount equal to the interest payable
                                       by Edwards on April 15, 1999 under the
                                       Secured Promissory Note, but in no event
                                       more than $285,000
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

April 14, 2000                         An amount equal to the interest payable
                                       by Edwards on April 15, 2000 under the
                                       Secured Promissory Note, but in no event
                                       more than $228,000
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

April 14, 2001                         An amount equal to the interest payable
                                       by Edwards on April 15, 2001 under the
                                       Secured Promissory Note, but in no event
                                       more than $171,000
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

April 14, 2002                         An amount equal to the interest payable
                                       by Edwards on April 15, 2002 under the
                                       Secured Promissory Note, but in no event
                                       more than $114,000
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------

April 14, 2003                         An amount equal to the interest payable
                                       by Edwards on April 15, 2003 under the
                                       Secured Promissory Note, but in no event
                                       more than $57,000
-------------------------------------- -----------------------------------------